Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended				Fifty-two weeks ended
	January 28, 2006		January 29, 2005		January 28, 2006		January 29, 2005
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Merchandise Sales	$457,022	83.1	$456,033	82.4	$1,852,067	82.9	$1,860,628	82.0
Service Revenue	92,795	16.9	97,407	17.6	383,159	17.1	409,346	18.0
Total Revenues	549,817	100.0	553,440	100.0	2,235,226	100.0	2,269,974	100.0
Costs of Merchandise Sales	344,507	75.4	330,842	72.5	1,371,195	74.0	1,331,728	71.6
Costs of Service Revenue	93,105	100.3	78,139	80.2	352,713	92.1	316,652	77.4
Total Costs of Revenues	437,612	79.6	408,981	73.9	1,723,908	77.1	1,648,380	72.6
Gross Profit from Merchandise Sales	112,515	24.6	125,191	27.5	480,872	26.0	528,900	28.4
Gross (Loss) Profit from Service Revenue	(310)	(0.3)	19,268	19.8	30,446	7.9	92,694	22.6
Total Gross Profit	112,205	20.4	144,459	26.1	511,318	22.9	621,594	27.4
Selling, General and Administrative Expenses	127,639	23.2	148,478	26.8	522,501	23.4	546,808	24.1
Operating (Loss) Profit	(15,434)	(2.8)	(4,019)	(0.7)	(11,183)	(0.5)	74,786	3.3
Non-operating Income	1,149	0.2	(327)	0.0	3,897	0.2	1,824	0.1
Interest Expense	21,686	3.9	10,811	2.0	49,040	2.2	35,965	1.6
(Loss) Earnings From Continuing Operations Before Income Taxes and Cumulative Effect of Change in Accounting Principle	(35,971)	(6.5)	(15,157)	(2.7)	(56,326)	(2.5)	40,645	1.8
Income Tax (Benefit) Expense	(13,268)	36.9 (1)	(5,456)	36.0 (1)	(20,553)	36.5 (1)	15,190	37.4	(1)
Net (Loss) Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	(22,703)	(4.1)	(9,701)	(1.8)	(35,773)	(1.6)	25,455	1.1
Discontinued Operations, Net of Tax	123	0.0	(434)	0.0	266	0.0	(1,876)	(0.1)
Cumulative Effect of Change in Accounting Principle, Net of Tax	(2,021)	(0.4)	—	0.0	(2,021)	(0.1)	—	0.0
Net (Loss) Earnings	(24,601)	(4.5)	(10,135)	(1.8)	(37,528)	(1.7)	23,579	1.0
Retained Earnings, beginning of period	510,532		551,247		536,780		531,933
Cash Dividends	(3,702)		(3,938)		(14,686)		(15,676)
Effect of Stock Options	(289)		(394)		(2,520)		(2,984)
Dividend Reinvestment Plan	(14)		—		(120)		(72)
Retained Earnings, end of period	$481,926		$536,780		$481,926		$536,780

Basic (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$(0.42)		$(0.18)		$(0.65)		$0.45
Discontinued Operations, Net of Tax	—		(0.01)		—		(0.03)
Cumulative Effect of Change in Accounting Principle, Net of Tax	(0.04)		—		(0.04)		—
Basic (Loss) Earnings per Share	$(0.46)		$(0.19)		$(0.69)		$0.42
Diluted (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle	$(0.42)		$(0.18)		$(0.65)		$0.44
Discontinued Operations, Net of Tax	—		(0.01)		—		(0.03)
Cumulative Effect of Change in Accounting Principle, Net of Tax	(0.04)		—		(0.04)		—
Diluted (Loss) Earnings per Share	$(0.46)		$(0.19)		$(0.69)		$0.41
Cash Dividends per Share	$0.0675		$0.0675		$0.2700		$0.2700

(1)   As a percentage of (Loss) Earnings From Continuing Operations before Income Taxes and Cumulative Effect of Change in Accounting Principle.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	January 28, 2006	January 29, 2005

Assets
Current Assets:
Cash and cash equivalents	$48,281	$82,758
Accounts receivable, net	36,434	30,994
Merchandise inventories	616,292	602,760
Prepaid expenses	40,952	45,349
Other	85,446	96,065
Assets held for disposal	652	665
Total Current Assets	828,057	858,591
Property and Equipment - at cost:
Land	257,802	261,985
Buildings and improvements	916,580	916,099
Furniture, fixtures and equipment	671,189	633,098
Construction in progress	15,858	40,426
	1,861,429	1,851,608
Less accumulated depreciation and amortization	914,040	906,577
Property and Equipment - net	947,389	945,031
Other	46,307	63,401
Total Assets	$1,821,753	$1,867,023

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$261,940	$310,981
Trade payable program liability	11,156	—
Accrued expenses	290,761	306,671
Deferred income taxes	15,624	19,406
Current maturities of long-term debt and obligations under capital leases	1,257	40,882
Total Current Liabilities	580,738	677,940

Long-term debt and obligations under capital leases, less current maturities	467,239	352,682
Convertible long-term debt	119,000	119,000
Other long-term liabilities	56,929	37,977
Deferred income taxes	2,937	25,968
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	288,098	284,966
Retained earnings	481,926	536,780
Accumulated other comprehensive loss	(3,220)	(4,852)
Less cost of shares in treasury - 12,152,968 shares and 11,305,130 shares	181,187	172,731
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264
Total Stockholders’ Equity	594,910	653,456
Total Liabilities and Stockholders’ Equity	$1,821,753	$1,867,023

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Fifty-two Weeks Ended	January 28, 2006	January 29, 2005

Cash Flows from Operating Activities:
Net (loss) earnings	$(37,528)	$23,579
Net income (loss) from discontinued operations	266	(1,876)
Net (loss) earnings from continuing operations	$(37,794)	$25,455
Adjustment to Reconcile Net (Loss) Earnings from Continuing Operations to Net Cash (Used in) Provided by Continuing Operations:
Depreciation and amortization	79,887	76,620
Cumulative effect of change in accounting principle, net of tax	2,021	—
Accretion of asset disposal obligation	109	135
Stock compensation expense	2,049	1,184
Deferred income taxes	(27,792)	26,183
Deferred gain on sale lease back	—	(130)
Net gain from reduction in asset retirement liability	(1,815)	—
Gain from sales of assets	(4,826)	(11,848)
Loss on impairment of assets	4,200	—
Increase in cash surrender value of life insurance policies	(3,389)	(3,540)
Changes in Operating Assets and Liabilities:
Decrease (increase) in accounts receivable, prepaid expenses and other	15,166	(17,206)
Increase in merchandise inventories	(13,532)	(49,198)
Decrease in accounts payable	(49,041)	(24,387)
(Decrease) increase in accrued expenses	(18,313)	27,221
Increase (decrease) in other long-term liabilities	16,209	(1,272)
Net cash (used in) provided by continuing operations	(36,861)	49,217
Net cash used in discontinued operations	(1,526)	(3,766)
Net Cash (Used in) Provided by Operating Activities	(38,387)	45,451

Cash Flows from Investing Activities:
Capital expenditures	(85,945)	(88,068)
Proceeds from sales of assets	4,043	18,021
Proceeds from sales of assets held for disposal	6,913	—
Proceeds from life insurance policies	24,655	—
Premiums paid on life insurance policies	(605)	(1,778)
Net cash used in continuing operations	(50,939)	(71,825)
Net cash provided by discontinued operations	916	13,327
Net Cash Used in Investing Activities	(50,023)	(58,498)

Cash Flows from Financing Activities:
Net borrowings under line of credit agreements	57,985	8,102
Net borrowings (payments) on trade payable program liability	11,156	(7,216)
Payments for finance issuance costs	(5,150)	(5,500)
Proceeds from issuance of notes	200,000	200,000
Reduction of long-term debt	(183,459)	(189,991)
Reduction of convertible debt	—	(31,000)
Payments on capital lease obligations	(383)	(1,040)
Dividends paid	(14,686)	(15,676)
Repurchase of common stock	(15,562)	(39,718)
Proceeds from issuance of common stock	—	108,854
Proceeds from exercise of stock options	3,071	6,887
Proceeds from dividend reinvestment plan	961	1,119
Net Cash Provided by Financing Activities	53,933	34,821
Net (Decrease) Increase in Cash	(34,477)	21,774
Cash and Cash Equivalents at Beginning of Period	82,758	60,984
Cash and Cash Equivalents at End of Period	$48,281	$82,758

Cash paid for interest, net of amounts capitalized	$50,602	$30,019
Cash received from income tax refunds	$10,097	$23,290
Cash paid for income taxes	$1,770	$48,732

Supplemental Disclosure of Cash Flow Information:
Non-cash investing activities:
Accrued purchases of property and equipment	$6,138	$15,698
Write off of equipment to insurance receivable	$346	$—
Non-cash financing activities:
Equipment capital leases	$789	$1,413

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Fifty-two weeks ended
		January 28, 2006	January 29, 2005	January 28, 2006	January 29, 2005

(a)	Net (loss) earnings from continuing operations before cumulative effect of change in accounting principle	$(22,703)	$(9,701)	$(35,773)	$25,455

	Adjustment for interest on convertible senior notes, net of income tax effect	—	—	—	—

(b)	Adjusted net (loss) earnings from continuing operations before cumulative effect of change in accounting principle	$(22,703)	$(9,701)	$(35,773)	$25,455

(c)	Average number of common shares outstanding during period	54,180	55,017	54,794	56,353

	Common shares assumed issued upon conversion of convertible senior notes	—	—	—	—

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	—	—	—	1,296

(d)	Average number of common shares assumed outstanding during period	54,180	55,017	54,794	57,649

	Basic (Loss) Earnings per Share:
	Net (Loss) Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle (a/c)	$(0.42)	$(0.18)	$(0.65)	$0.45
	Discontinued Operations, Net of Tax	—	(0.01)	—	(0.03)
	Cumulative Effect of Change in Accounting Principle, Net of Tax	(0.04)	—	(0.04)	—
	Basic (Loss) Earnings per Share	$(0.46)	$(0.19)	$(0.69)	$0.42
	Diluted (Loss) Earnings per Share:
	Net (Loss) Earnings From Continuing Operations Before Cumulative Effect of Change in Accounting Principle (b/d)	$(0.42)	$(0.18)	$(0.65)	$0.44
	Discontinued Operations, Net of Tax	—	(0.01)	—	(0.03)
	Cumulative Effect of Change in Accounting Principle, Net of Tax	(0.04)	—	(0.04)	—
	Diluted (Loss) Earnings per Share	$(0.46)	$(0.19)	$(0.69)	$0.41

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Fifty-two weeks ended
	January 28, 2006	January 29, 2005	January 28, 2006	January 29, 2005

Capital expenditures	$24,701	$51,135	$92,083	$103,766

Depreciation and amortization	$20,604	$20,146	$79,887	$76,620

Non-operating income:
Net rental revenue	$564	$28	$1,634	$1,883
Investment income	340	205	1,117	680
Other (expense) income	245	(560)	1,146	(739)
Total	$1,149	$(327)	$3,897	$1,824

Comparable sales percentages:
Merchandise	0.7%	6.0%	-0.2%	7.9%
Service	-4.3	-1.2	-6.1	1.1
Total	-0.2	4.6	-1.3	6.6

Total square feet of retail space (including service centers)			12,167,089	12,206,785

Total Store Count			593	595

Sales and Gross Profit by Line of Business (A):

Retail Sales	$332,436	$332,199	$1,354,910	$1,351,018
Service Center Revenue	217,381	221,241	880,316	918,956
Total Revenues	$549,817	$553,440	$2,235,226	$2,269,974

Gross Profit from Retail Sales	$79,464	$83,328	$344,893	$370,687
Gross Profit from Service Center Revenue	32,741	61,131	166,425	250,907
Total Gross Profit	$112,205	$144,459	$511,318	$621,594

Comparable Sales Percentages (A):

Retail Sales	0.6%	8.2%	0.6%	13.2%
Service Center Revenue	-1.3	-0.3	-3.9	-1.9
Total Revenues	-0.2	4.6	-1.3	6.6

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	23.9%	25.0%	25.4%	27.4%
Gross Profit Percentage from Service Center Revenue	15.1%	27.6%	18.9%	27.3%
Total Gross Profit Percentage	20.4%	26.1%	22.9%	27.4%

(A) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION (continued)	(dollar amounts in thousands)

Adjustments

In the fourth quarter of 2005 we completed the restructuring of substantially all of our vendor agreements to provide flexibility in how we use vendor support funds.  Previously, the vendor agreements required us to use certain vendor support funds exclusively for promotions and to partially offset certain other direct expenses.  Under EITF No. 02-16, these types of allowances are to be netted against the appropriate expenses they offset, once it is determined that the allowances are for specific, identifiable and incremental expenses.  Under the restructured contracts it is not possible to make this determination.  Therefore, going forward all vendor support funds will be treated as a reduction of inventories and be recognized as a reduction to Costs of Sales as the inventories are sold, in accordance with EITF No. 02-16.  For the periods below, all previously identified costs which had been netted against Selling, General and Administrative Expenses (SG&A) have been reclassified to Gross Profit from Merchandise Sales as if the vendor agreements had been restructured as of February 1, 2004 (A).

Certain adjustments have been made to all periods presented to eliminate the impact of unusual or nonrecurring events, in order to make the periods more comparable (B).  Both periods of 2005 remove the effect of a fourth-quarter write-down of certain commercial sales information system assets ($4,200), while both periods of 2004 remove the effects of a fourth-quarter warehouse gain ($12,695) and severance accrual ($6,911).

Effective January 30, 2005, the Company restructured its field operations into separate retail and service teams.  In connection with this restructuring, certain retail personnel, who were previously utilized in merchandising roles supporting the service business, were reassigned to purely service-related responsibilities.  The labor and benefit costs related to these associates, which were previously recognized in SG&A, are now recognized in Costs of Service Revenue.  Therefore, these costs have been reclassified from SG&A to Gross Profit from Service Revenue for both periods in 2004 (C).

Please see the table below illustrating the effect of these adjustments on both the thirteen and fifty-two week periods ended January 28, 2006 and January 29, 2005 (presented in GAAP format), assuming that such changes had been in effect during such periods.

STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended						Thirteen weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006
	ACTUAL		(A)		(B)		AS ADJUSTED
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$112,515	24.6	$8,774	1.9	$—	—	$121,289	26.5
Gross Profit from Service Revenue	(310)	(0.3)	—	—	—	—	(310)	(0.3)
Total Gross Profit	112,205	20.4	8,774	1.6	—	—	120,979	22.0
Selling, General and Administrative Expenses	127,639	23.2	8,774	1.6	(4,200)	(0.8)	132,213	24.0
Operating Profit (Loss)	$(15,434)	(2.8)	$—	—	$4,200	0.8	$(11,234)	(2.0)

	Thirteen weeks ended								Thirteen weeks ended
	January 29, 2005		ADJUSTMENTS						January 29, 2005
	ACTUAL		(A)		(B)		(C)		AS ADJUSTED
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$125,191	27.5	$915	0.2	$(12,695)	(2.8)	$—	—	$113,411	24.9
Gross Profit from Service Revenue	19,268	19.8	—	—	—	—	(5,801)	(6.0)	13,467	13.8
Total Gross Profit	144,459	26.1	915	0.2	(12,695)	(2.3)	(5,801)	(1.0)	126,878	22.9
Selling, General and Administrative Expenses	148,478	26.8	915	0.2	(6,911)	(1.2)	(5,801)	(1.0)	136,681	24.7
Operating Profit (Loss)	$(4,019)	(0.7)	$—	—	$(5,784)	(1.1)	$—	—	$(9,803)	(1.8)

	Fifty-two weeks ended						Fifty-two weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006
	ACTUAL		(A)		(B)		AS ADJUSTED
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$480,872	26.0	$35,702	1.9	$—	—	$516,574	27.9
Gross Profit from Service Revenue	30,446	7.9	—	—	—	—	30,446	7.9
Total Gross Profit	511,318	22.9	35,702	1.6	—	—	547,020	24.5

Selling, General and
Administrative Expenses	522,501	23.4	35,702	1.6	(4,200)	(0.2)	554,003	24.8

Operating Profit	$(11,183)	(0.5)	$—	—	$4,200	0.2	$(6,983)	(0.3)

	Fifty-two weeks ended								Fifty-two weeks ended
	January 29, 2005		ADJUSTMENTS						January 29, 2005
	ACTUAL		(A)		(B)		(C)		AS ADJUSTED
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$528,900	28.4	$36,579	2.0	$(12,695)	(0.7)	$—	—	$552,784	29.7
Gross Profit from Service Revenue	92,694	22.6	—	—	—	—	(21,132)	(5.2)	71,562	17.5
Total Gross Profit	621,594	27.4	36,579	1.6	(12,695)	(0.6)	(21,132)	(0.9)	624,346	27.5
Selling, General and Administrative Expenses	546,808	24.1	36,579	1.6	(6,911)	(0.3)	(21,132)	(0.9)	555,344	24.5
Operating Profit	$74,786	3.3	$—	—	$(5,784)	(0.3)	$—	—	$69,002	3.0

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION (continued)	(dollar amounts in thousands)

Adjustments

In the fourth quarter of 2005 we completed the restructuring of substantially all of our vendor agreements to provide flexibility in how we use vendor support funds.  Previously, the vendor agreements required us to use certain vendor support funds exclusively for promotions and to partially offset certain other direct expenses.  Under EITF No. 02-16, these types of allowances are to be netted against the appropriate expenses they offset, once it is determined that the allowances are for specific, identifiable and incremental expenses.  Under the restructured contracts it is not possible to make this determination.  Therefore, going forward all vendor support funds will be treated as a reduction of inventories and be recognized as a reduction to Costs of Sales as the inventories are sold, in accordance with EITF No. 02-16.  For the periods below, all previously identified costs which had been netted against Selling, General and Administrative Expenses (SG&A) have been reclassified to Gross Profit from Retail Sales as if the vendor agreements had been restructured as of February 1, 2004 (A).

Certain adjustments have been made to all periods presented to eliminate the impact of unusual or nonrecurring events, in order to make the periods more comparable (B).  Both periods of 2005 remove the effect of a fourth-quarter write-down of certain commercial sales information system assets ($4,200), while both periods of 2004 remove the effects of a fourth-quarter warehouse gain ($12,695) and severance accrual ($6,911).

Effective January 30, 2005, the Company restructured its field operations into separate retail and service teams.  In connection with this restructuring, certain retail personnel, who were previously utilized in merchandising roles supporting the service business, were reassigned to purely service-related responsibilities.  The labor and benefit costs related to these associates, which were previously recognized in SG&A, are now recognized in Costs of Service Center Revenue.  Therefore, these costs have been reclassified from SG&A to Gross Profit from Service Center Revenue for both periods in 2004 (C).

Please see the table below illustrating the effect of these adjustments on both the thirteen and fifty-two week periods ended January 28, 2006 and January 29, 2005 (presented in Line of Business format), assuming that such changes had been in effect during such periods.

STATEMENTS OF OPERATIONS

Line of Business Format

	Thirteen weeks ended						Thirteen weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006
	ACTUAL		(A)		(B)		AS ADJUSTED
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$79,464	23.9	$5,264	1.6	$—	—	$84,728	25.5
Gross Profit from Service Center Revenue	32,741	15.1	3,510	1.6	—	—	36,251	16.7
Total Gross Profit	112,205	20.4	8,774	1.6	—	—	120,979	22.0
Selling, General and Administrative Expenses	127,639	23.2	8,774	1.6	(4,200)	(0.8)	132,213	24.0
Operating Profit (Loss)	$(15,434)	(2.8)	$—	—	$4,200	0.8	$(11,234)	(2.0)

	Thirteen weeks ended								Thirteen weeks ended
	January 29, 2005		ADJUSTMENTS						January 29, 2005
	ACTUAL		(A)		(B)		(C)		AS ADJUSTED
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$83,328	25.0	$549	0.2	$(9,267)	(2.8)	$—	—	$74,610	22.5
Gross Profit from Service Center Revenue	61,131	27.6	366	0.2	(3,428)	(1.5)	(5,801)	(2.6)	52,268	23.6
Total Gross Profit	144,459	26.1	915	0.2	(12,695)	(2.3)	(5,801)	(1.0)	126,878	22.9
Selling, General and Administrative Expenses	148,478	26.8	915	0.2	(6,911)	(1.2)	(5,801)	(1.0)	136,681	24.7
Operating Profit (Loss)	$(4,019)	(0.7)	$—	—	$(5,784)	(1.1)	$—	—	$(9,803)	(1.8)

	Fifty-two weeks ended						Fifty-two weeks ended
	January 28, 2006		ADJUSTMENTS				January 28, 2006
	ACTUAL		(A)		(B)		AS ADJUSTED
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$344,893	25.4	$21,421	1.6	$—	—	$366,314	27.0
Gross Profit from Service Center Revenue	166,425	18.9	14,281	1.6	—	—	180,706	20.5
Total Gross Profit	511,318	22.9	35,702	1.6	—	—	547,020	24.5

Selling, General and Administrative Expenses	522,501	23.4	35,702	1.6	(4,200)	(0.2)	554,003	24.8

Operating Profit	$(11,183)	(0.5)	$—	—	$4,200	0.2	$(6,983)	(0.3)

	Fifty-two weeks ended								Fifty-two weeks ended
	January 29, 2005		ADJUSTMENTS						January 29, 2005
	ACTUAL		(A)		(B)		(C)		AS ADJUSTED
		%		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$370,687	27.4	$21,947	1.6	$(9,267)	(0.7)	$—	—	$383,367	28.4
Gross Profit from Service Center Revenue	250,907	27.3	14,632	1.6	(3,428)	(0.4)	(21,132)	(2.3)	240,979	26.2
Total Gross Profit	621,594	27.4	36,579	1.6	(12,695)	(0.6)	(21,132)	(0.9)	624,346	27.5
Selling, General and Administrative Expenses	546,808	24.1	36,579	1.6	(6,911)	(0.3)	(21,132)	(0.9)	555,344	24.5
Operating Profit	$74,786	3.3	$—	—	$(5,784)	(0.3)	$—	—	$69,002	3.0